T. Rowe Price Communications & Technology Fund

 (formerly T. Rowe Price Media & Telecommunications Fund)

T. Rowe Price Financial Services Fund

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Technology Fund

T. Rowe Price Health Sciences Fund

T. Rowe Price New Era Fund

T. Rowe Price Real Estate Fund

T. Rowe Price Science & Technology Fund

 (together, the “Sector Funds”)

Supplement to Each Sector Fund’s Prospectus and Summary Prospectus, Each Dated May 1, 2018

On March 5, 2018, the fund’s Board of Directors approved a proposal to reclassify each Sector Fund’s diversification status from diversified to nondiversified. The change is subject to shareholder approval at a special shareholder meeting scheduled for July 25, 2018. Proxy materials describing the proposed diversification policy change and the rationale for the proposal are expected to begin mailing to shareholders on May 11, 2018. All shareholders who held shares of a Sector Fund at the close of business on April 26, 2018, are eligible to vote on the proposal for that fund.

As a diversified fund, each Sector Fund may not:

(1) purchase a security if, as a result, with respect to 75% of the value of the fund’s total assets, more than 5% of the value of the fund’s total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies; and

(2) purchase a security if, as a result, with respect to 75% of the value of the fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities).

As a nondiversified fund under the Investment Company Act of 1940, each Sector Fund would no longer be subject to the above restrictions but would intend to continue meeting the diversification requirements for registered investment companies under the Internal Revenue Code. A nondiversified fund is permitted to hold a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund, which exposes the fund to greater risk that poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a large number of issuers. The proposed change to the diversification policy is intended to provide each Sector Fund with greater long-term flexibility in executing its investment program, although it is not expected to substantially affect the way each fund is currently managed.

If the proposed amendment to a Sector Fund’s diversification policy is approved by shareholders, it is expected to become effective on or about August 1, 2018.

The date of this supplement is May 1, 2018.

F114-041 5/1/2018